JPMorgan Diversified Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 28, 2017

To the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated December 29, 2016, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN DIVERSIFIED REAL RETURN FUND. As previously communicated to shareholders, the Board of Trustees of the JPMorgan Diversified Real Return Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about December 8, 2017 (the “Liquidation Date”). In preparation for the liquidation, the Fund may liquidate its investments in securities and other direct investments and may invest in other J.P. Morgan Funds and exchange-traded funds (ETFs) (collectively, “Underlying Funds”) to gain exposure to inflation-sensitive and other asset classes that have exposure to broad equity, fixed income and alternative markets. Effective September 28, 2017, J.P. Morgan Investment Management Inc. and/or its affiliates will waive additional fees and/or reimburse additional expenses related to the investment in Underlying Funds to the extent Total Annual Fund Operating Expenses including the Cayman Subsidiary and Underlying Fund fees (but excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50%, 0.75, 1.30% and 0.65% of Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively. In addition, the Fund may depart from its stated investment objective and strategies and liquidate any or all of its assets including any or all of its investments in Underlying Funds as it increases its cash holdings in preparation for its liquidation.

Unless you have an individual retirement account (“IRA”) where UMB Bank n.a. currently serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Class I Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution, provided that they remain eligible to purchase Class A Shares. They may also purchase other share classes for which they are eligible. If shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares. At the time of the purchase you must inform your Financial Intermediary or the Funds that the proceeds are from the liquidated fund.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF AUGUST 24, 2017, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING DECEMBER 1, 2017 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WERE NO LONGER ACCEPTED AFTER AUGUST 24, 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-DRR-LIQ-917